Income Taxes - Schedule of Significant Components of Deferred Tax Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Operating loss carryforwards	$ 3,653	$ 2,408
Research and development expenses	664	452
Accruals	55	46
Lease liability	57	69
Total deferred tax assets	4,429	2,975
Deferred tax liabilities:
ROU asset	(57)	(68)
Total deferred tax liabilities	57	68
Valuation allowance	4,372	2,907	$ 1,975
Net deferred tax assets after valuation allowance